Exhibit 10.1

Enbridge Pipelines Inc. 3000, 425-1st Street SW Calgary, AB T2P 3L8

Enbridge Energy Limited Partnership

1100 Louisiana Street, Suite 3300

Houston, TX 77002

December 16, 2014

United Refining Company and

Kiantone Pipeline Corporation

823 11th Ave.

New York, New York 10019

Attention: J. Nelson Happy

Subject:	Amendment to the Letter Agreement between Enbridge Pipelines Inc., Enbridge Energy Limited Partnership, United Refining Company and Kiantone Pipeline Corporation dated July 31, 2014 (the “Letter Agreement”)

The parties agree that Section C.1 of the Letter Agreement shall be amended by replacing “December 31, 2014” with “January 31, 2015.”

Please acknowledge your agreement to the terms and conditions contained herein by signing the enclosed duplicate copy in the space provided below and returning the acknowledged copy to the undersigned.

ENBRIDGE ENERGY, LIMITED PARTNERSHIP BY ENBRIDGE PIPELINES (LAKEHEAD) L.L.C. ITS GENERAL PARTNER		ENBRIDGE PIPELINES INC.

Per:	/s/ Joel Kanvik	Per:	/s/ Tyler W. Robinson
	Joel Kanvik Corporate Secretary		Tyler W. Robinson Corporate Secretary

Per:	/s/ Veen Natula
Veen Natula Vice President

UNITED REFINING COMPANY		KIANTONE PIPELINE CORPORATION

Per:	/s/ John A. Catsimatidis	Per:	/s/ John A. Catsimatidis
	John A. Catsimatidis Chairman & CEO		John A. Catsimatidis Chairman & CEO